UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                    Current Report Pursuant to
        Section 13 or 15 (d) of the Securities Act of 1934

                         August 22, 2002
         Date of Report (Date of earliest event reported)


                    ENGLISH LANGUAGE LEARNING
                   AND INSTRUCTION SYSTEM, INC.



         DELAWARE                  0-27591                  33-0836078
(State of other jurisdiction   (Commission number         (I.R.S. Employer
   of incorporation)                                      identification No.)

                  3520 North University Avenue,
                  Suite 275, Provo, Utah, 84604
          (Address of principal executive offices)(Zip)

                           801-374-3424
                   (issuer's telephone number)



Item 1.     Changes in Control of Registrant

            Not applicable

Item 2.     Acquisition or Disposition of Assets

            Not applicable

Item 3.     Bankruptcy or Receivership

            Not applicable

Item 4.     Changes in the Small Business Issuer's Certifying Accountant.

            Not applicable

Item 5.     Other Events

            Effective August 22, 2002, Timothy D. Otto is no longer the Company's Chief Executive Officer and President, Kimber B. Jensen is no longer the Company's Chief Operations Officer, and John Bodine is no longer the Company's Vice-President of Marketing. Messrs. Otto and Jensen are likewise no longer members of the Company's Board of Directors. David M. Rees is acting as the Company's Chief Executive Officer. Taft E. Price is acting as the Company's Chief Financial Officer.

Item 6.     Resignation of Directors

            See item 5.

Item 7.     Financial Statements and Exhibits

            Not applicable

Item 8.     Change in Fiscal Year

            Not applicable

Item 9.     Sales of Equity Securities Pursuant to Regulation S

            Not applicable

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 27, 2002              BY: /s/ Francis R. Otto
                                       _________________________________
                                       Francis R. Otto
                                       Chairman, English Language Learning
                                       and Instruction System, Inc.